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                                                                   EXHIBIT 23(A)

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT

     We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 and in the related prospectus of our report dated March 4, 1998, which appears on page 12 of the Annual Report on Form 10-K/A for the year ended December 31, 1997 relating to the consolidated financial statements of Bowne & Co., Inc. and its subsidiaries.

                                          /s/ ERNST & YOUNG LLP

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                                          Ernst & Young LLP
New York, New York
June 16, 1998